EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SEC.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Financial Statements of the Global Crossing Employees’ Retirement Savings Plan on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, John Comparin, the sole member of the Global Crossing Employee Benefits Committee, the Plan Administrator certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated June 30, 2003	By:	/s/ JOHN COMPARIN
John Comparin The sole member of the Global Crossing Employee Benefits Committee, the Plan Administrator